UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                       000-49735               87-0642947
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

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                        3170 De La Cruz Blvd., Suite 108
                              Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 986-6020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement.


                The Board of Directors of Intraop Medical Corporation (the "Company") approved, effective as of June 20, 2005, a compensation package for Paul J. Crowe and Keith Jacobsen, new members of the Board of Directors. Each of Messrs. Crowe and Jacobsen will receive $2,500 for each quarterly Board meeting attended in person and $500 for each quarterly Board meeting attended by telephone. No additional compensation will be paid for special telephonic Board meetings. In addition, each of Messrs. Crowe and Jacobsen will receive an option to purchase 30,000 shares of the Company's common stock, vesting over twelve months.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Paul J. Crowe and Keith Jacobsen have been appointed as directors of the Company, effective as of June 20, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTRAOP MEDICAL CORPORATION


Date:  June 23, 2005                       By: /s/ Donald A. Goer
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                                                Donald A. Goer
                                                Chief Executive Officer